UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 16, 2018

(January 24, 2018)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter.

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Agreement

On February 16, 2018, Value Exchange International, Inc. (OTCQB: VEII) (“VEII”), a retail technology and computer systems services provider, announced that Value Exchange Int’l (Shanghai) Limited, a wholly owned subsidiary of VEII, (“VEII Sub”) signed a January 24, 2018 stores equipment support agreement (“Agreement”) with the largest health care and beauty retailer (“Retailer”) in People’s Republic of China (“China”). Under the Agreement, the Retailer has contracted for site and preventive maintenance and support for computer and point of sale systems (“Systems”) as well as new store and store renovation install and migration services for Systems from the VEII Sub. The Agreement is non-exclusive, covers Retailer’s stores in the northern and eastern region of China and runs through December 2019.

Gross revenue and net profit potential, if any, as well as the full extent of services by VEII Sub under the Agreement are uncertain at this time due to lack of sufficient operational experience as a service provider under the Agreement. The Company anticipates reporting initial financial results and projected financial results for the VEII Sub work under the Agreement with the announcement of the quarterly consolidated financial results for VEII’s fiscal quarter ending March 31, 2018. Actual extent of services and financial results of the services may vary from any projected or anticipated scope of services and related financial results.

Item 7.01 Regulation FD Disclosure

VEII issued the press release described in Item 1.01 above. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of VEII under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Notice: Actual business and financial results from the services may vary from projections or estimates of future business and financial results and investors should not rely on statements about possible, estimated or projected future business or financial results under new contracts or projects, or on any assumption of increased revenues from new business. While Value Exchange International, Inc. and its subsidiaries believe any business or financial estimates and projections are reliable when made, such estimates and projections are made on the basis of a number of assumptions and these assumptions may prove inaccurate or be undermined by risk factors and circumstances that our company cannot foresee or estimate. Estimates and projections may be less than anticipated due to reduction or termination of services or less than anticipated utilization of services. Further, the contract services may prove to be unprofitable or produce lower than anticipated profits due to unanticipated costs. Some of these risk factors affecting anticipated and actual business and financial results are set forth in our Form 10-K annual report and other filings with the U.S. Securities and Exchange Commission or “SEC.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Exhibit Description

99.1Press Release, dated 16 February 2018, issued by Value Exchange International, Inc., regarding New Services Contract

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2018

Value Exchange International, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director